Concentrations of credit risk	12 Months Ended
Mar. 31, 2013
Concentrations of credit risk

(23) Concentrations of credit risk

Advantest is exposed to credit risk in the event of default by financial institutions to cash and cash equivalents, but such risk is considered mitigated by the high credit rating of the financial institutions.

At March 31, 2012 and 2013, Advantest had two foreign semiconductor customers and one foreign semiconductor customer with significant receivables, respectively. Receivables from these customers accounted for 32% and 16% of consolidated trade receivables at March 31, 2012 and 2013, respectively. Although Advantest does not expect that these customers will fail to meet their obligations, Advantest is potentially exposed to concentrations of credit risk if these customers failed to perform according to the terms of the contracts.